                                                                      EXHIBIT 21

                             MURPHY OIL CORPORATION
             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2001

                                                                                                           Percentage
                                                                                                            of Voting
                                                                                                           Securities
                                                                                 State or Other              Owned by
                                                                                   Jurisdiction             Immediate
                       Name of Company                                         of Incorporation                Parent
-----------------------------------------------------                          ----------------            ----------
Murphy Oil Corporation (REGISTRANT)
    A.  Caledonia Land Company                                                      Delaware                  100.0
    B.  El Dorado Engineering Inc.                                                  Delaware                  100.0
        1. El Dorado Contractors Inc.                                               Delaware                  100.0
    C.  Marine Land Company                                                         Delaware                  100.0
    D.  Murphy Eastern Oil Company                                                  Delaware                  100.0
    E.  Murphy Exploration & Production Company                                     Delaware                  100.0
        1. Canam Offshore A. G. (Switzerland)                                       Switzerland               100.0
        2. Canam Offshore Limited                                                   Bahamas                   100.0
           a.  Murphy Ireland Offshore Limited                                      Bahamas                   100.0
        3. El Dorado Exploration, S.A.                                              Delaware                  100.0
        4. Mentor Holding Corporation                                               Delaware                  100.0
           a.  Mentor Excess and Surplus Lines Insurance Company                    Delaware                  100.0
           b.  Mentor Insurance and Reinsurance Company                             Louisiana                 100.0
           c.  Mentor Insurance Limited                                             Bermuda                    99.993
               (1) Mentor Insurance Company (U.K.) Limited                          England                   100.0
               (2) Mentor Underwriting Agents (U.K.) Limited                        England                   100.0
        5. Murphy Bangladesh Oil Company                                            Delaware                  100.0
        6. Murphy Brazil Exploracao e Producao de Petroleo e Gas Ltda.
            (see company E14a below)                                                Brazil                     90.0
        7. Murphy Building Corporation                                              Delaware                  100.0
        8. Murphy Central Asia Oil Co., Ltd.                                        Bahamas                   100.0
        9. Murphy Denmark Oil Company                                               Delaware                  100.0
       10. Murphy Ecuador Oil Company Ltd.                                          Bermuda                   100.0
       11. Murphy Exploration (Alaska), Inc.                                        Delaware                  100.0
       12. Murphy Faroes Oil Co., Ltd.                                              Bahamas                   100.0
       13. Murphy Italy Oil Company                                                 Delaware                  100.0
       14. Murphy Overseas Ventures Inc.                                            Delaware                  100.0
           a.  Murphy Brazil Exploracao e Producao de Petroleo e Gas Ltda.
               (see company E6 above)                                               Brazil                     10.0
       15. Murphy Pakistan Oil Company                                              Delaware                  100.0
       16. Murphy Sabah Oil Co., Ltd.                                               Bahamas                   100.0
       17. Murphy Sarawak Oil Co., Ltd.                                             Bahamas                   100.0
       18. Murphy Somali Oil Company                                                Delaware                  100.0
       19. Murphy South Asia Oil Co., Ltd.                                          Bahamas                   100.0
       20. Murphy South Atlantic Oil Company                                        Delaware                  100.0
       21. Murphy-Spain Oil Company                                                 Delaware                  100.0
       22. Murphy Venezuela Oil Company, S.A.                                       Panama                    100.0
       23. Murphy Western Oil Company                                               Delaware                  100.0
       24. Ocean Exploration Company                                                Delaware                  100.0
       25. Ocean International Finance Corporation                                  Delaware                  100.0
       26. Odeco Drilling (UK) Limited                                              England                   100.0
       27. Odeco International Corporation                                          Panama                    100.0
       28. Odeco Italy Oil Company                                                  Delaware                  100.0
       29. Sub Sea Offshore (M) Sdn. Bhd.                                           Malaysia                   60.0

                                    Ex. 21-1

                                                             EXHIBIT 21 (Contd.)

                             MURPHY OIL CORPORATION
         SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2001 (Contd.)

                                                                                                           Percentage
                                                                                                            of Voting
                                                                                                           Securities
                                                                                 State or Other              Owned by
                                                                                   Jurisdiction             Immediate
                       Name of Company                                         of Incorporation               Parent
-----------------------------------------------------                          ----------------             ---------
Murphy Oil Corporation (REGISTRANT) - Contd.
    F.  Murphy Oil Company Ltd.                                                     Canada                    100.0
        1. Murphy Atlantic Offshore Finance Company Ltd.                            Canada                    100.0
        2. Murphy Atlantic Offshore Oil Company Ltd.                                Canada                    100.0
        3. Murphy Canada Exploration Company                                        NSULCo.*                  100.0
           a.  Beau (U.S.) Exploration Inc.                                         Delaware                  100.0
           b.  Belmoral Marketing Corporation                                       Canada                    100.0
           c.  Environmental Technologies Inc.                                      Canada                     52.0
               (1) Eastern Canadian Coal Gas Venture Ltd.                           Canada                    100.0
        4. Murphy Finance Company                                                   NSULCo.*                  100.0
        5. Murphy Canada, Ltd.                                                      Canada                    100.0
    G.  Murphy Oil USA, Inc.                                                        Delaware                  100.0
        1. 864 Beverage, Inc.                                                       Texas                     100.0
        2. Arkansas Oil Company                                                     Delaware                  100.0
        3. Murphy Gas Gathering Inc.                                                Delaware                  100.0
        4. Murphy Latin America Refining & Marketing, Inc.                          Delaware                  100.0
        5. Murphy LOOP, Inc.                                                        Delaware                  100.0
        6. Murphy Oil Trading Company (Eastern)                                     Delaware                  100.0
        7. Spur Oil Corporation                                                     Delaware                  100.0
        8. Superior Crude Trading Company                                           Delaware                  100.0
    H.  Murphy Realty Inc.                                                          Delaware                  100.0
    I.  Murphy Ventures Corporation                                                 Delaware                  100.0
    J.  New Murphy Oil (UK) Corporation                                             Delaware                  100.0
        1. Murphy Petroleum Limited                                                 England                   100.0
           a.  Alnery No. 166 Ltd.                                                  England                   100.0
           b.  H. Hartley (Doncaster) Ltd.                                          England                   100.0
           c.  Murco Petroleum Limited                                              England                   100.0
               (1) European Petroleum Distributors Ltd.                             England                   100.0
               (2) Murco Petroleum (Ireland) Ltd.                                   Ireland                   100.0


      *Denotes Nova Scotia Unlimited Liability Company.














                                    Ex. 21-2